                                                                   EXHIBIT 24

                                 POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON and KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-4 relating to the registration under the Securities Act of 1933 of not more than 1,000,000 shares of Ecolab Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 23rd day of May, 1998.



                                   /s/ Les S. Biller
                                   -------------------------
                                   Les S. Biller

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON and KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-4 relating to the registration under the Securities Act of 1933 of not more than 1,000,000 shares of Ecolab Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 22nd day of May, 1998.



                                   /s/ Ruth S. Block
                                   ------------------------------
                                   Ruth S. Block

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON and KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-4 relating to the registration under the Securities Act of 1933 of not more than 1,000,000 shares of Ecolab Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 22nd day of May, 1998.



                                   /s/ James J. Howard
                                   ----------------------------------
                                   James J. Howard

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON and KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-4 relating to the registration under the Securities Act of 1933 of not more than 1,000,000 shares of Ecolab Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 22nd day of May, 1998.



                                   /s/ Joel W. Johnson
                                   ------------------------------
                                   Joel W. Johnson

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON and KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-4 relating to the registration under the Securities Act of 1933 of not more than 1,000,000 shares of Ecolab Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 26th day of May, 1998.



                                   /s/ Jerry W. Levin
                                   ------------------------------
                                   Jerry W. Levin

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON and KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-4 relating to the registration under the Securities Act of 1933 of not more than 1,000,000 shares of Ecolab Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 23rd day of May, 1998.



                                   /s/ Reuben F. Richards
                                   -----------------------------
                                   Reuben F. Richards

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON and KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-4 relating to the registration under the Securities Act of 1933 of not more than 1,000,000 shares of Ecolab Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 23rd day of May, 1998.



                                   /s/ Richard L. Schall
                                   -------------------------------
                                   Richard L. Schall

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON and KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-4 relating to the registration under the Securities Act of 1933 of not more than 1,000,000 shares of Ecolab Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 28th day of May, 1998.



                                   /s/ Roland Schulz
                                   --------------------------
                                   Roland Schulz

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON and KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-4 relating to the registration under the Securities Act of 1933 of not more than 1,000,000 shares of Ecolab Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 29th day of May, 1998.



                                   /s/ Philip L. Smith
                                   --------------------------
                                   Philip L. Smith

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON and KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-4 relating to the registration under the Securities Act of 1933 of not more than 1,000,000 shares of Ecolab Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 22nd day of May, 1998.



                                   /s/ Hugo Uyterhoeven
                                   ------------------------------
                                   Hugo Uyterhoeven

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON and KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-4 relating to the registration under the Securities Act of 1933 of not more than 1,000,000 shares of Ecolab Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 26th day of May, 1998.



                                   /s/ Albrecht Woeste
                                   --------------------------
                                   Albrecht Woeste